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                               CONSENT OF COUNSEL


      We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 19 to the Registration Statement of Schwab Capital Trust on Form N-1A (Nos. 33-62470 and 811-07704) under the Securities Act of 1933, as amended.



                              /s/ ROPES & GRAY
                              --------------------------
                              Ropes & Gray


Washington, D.C.
May 20, 1997





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